EXHIBIT 10(23)

                DATED September 8, 2000
----------------------------------------------------------




----------------------------------------------------------
(1)           GROSVENOR  WEST  END  PROPERTIES



(2)            CANARGO  ENERGY  CORPORATION




---------------------------------------------------------

---------------------------------------------------------
                       UNDERLEASE

of first and second floors 148/150 Buckingham Palace Road
London SW1
---------------------------------------------------------


From:                              24 June 2000

Term:                                  10 years

Expires:                           23 June 2010

Initial rent:                UK Pounds  141,950



                DATED September 8, 2000
--------------------------------------------------------




--------------------------------------------------------
(1)      GROSVENOR  WEST  END  PROPERTIES




(2)      CANARGO  ENERGY  CORPORATION



--------------------------------------------------------
--------------------------------------------------------
Counterpart/
                       UNDERLEASE

of first and second floors 148/150 Buckingham Palace Road
London  SW1
--------------------------------------------------------


From:                              24 June 2000

Term:                                  10 years

Expires:                           23 June 2010

Initial rent:                 UK Pounds 141,950





                                      INDEX
                                      -----

INTERPRETATION .....................................................1
        Defined terms...............................................1
        End of the Term.............................................6
        Landlord and Tenant (Covenants) Act.........................7
        Construction of obligations.................................7
        Statutes....................................................7
        Value Added Tax.............................................7
        Indemnities.................................................8
        Superior interests..........................................8
        Approvals...................................................8
        Vitiation of insurance......................................8
        Parties and joint and several obligations...................9
        Clause numbers..............................................9

TERM RIGHTS & RENTS.................................................9

TENANT'S COVENANTS..................................................10
        Rent........................................................10
        Interest on arrears.........................................10
        Outgoings...................................................11
        Empty rates.................................................11
        Value Added Tax.............................................11
        Gas electricity and other services..........................12
        Repair......................................................12
        To clean windows............................................12
        Internal decoration.........................................12
        Standard of works...........................................13
        Reinstatement and delivery at end of Term...................13
        Alienation..................................................14
        Enforcement of underlease terms.............................14
        Registration of dealings....................................15
        Alterations.................................................15
        Permitted user..............................................15
        No nuisance.................................................15
        No overloading..............................................16
        Other restrictions..........................................16
        Contamination...............................................16
        Waste and refuse............................................16
        Plant and machinery.........................................17
        Aerials.....................................................17
        Signs.......................................................17
        Preservation of rights and boundaries.......................18
        Reletting notices...........................................18
        Rights of entry.............................................18
        To permit Landlord to remedy breach.........................19
        Statutory obligations.......................................20
        Copies of notices...........................................20
        To pay charges under Planning Acts..........................21
        No planning applications etc without consent................21
        Copies of permissions.......................................21
        To obtain approval of permissions...........................21
        To complete works before end of Term........................21
        Landlord's costs............................................22
        Indemnities.................................................23
        Regulations.................................................23

LANDLORD'S COVENANTS................................................23
        Quiet enjoyment.............................................23
        Compliance with superior lease..............................23
        Services....................................................23
        Access to data hub..........................................24

INSURANCE OBLIGATIONS...............................................24
        Landlord to effect insurance................................24
        Landlord to obtain consents for rebuilding..................24
        Landlord to reinstate (other than minor damage).............25
        Cesser of rent..............................................26
        Tenant's insurance obligations..............................26

PROVISOS............................................................28
        Forfeiture..................................................28
        No implied rights...........................................29
        No restrictions on adjoining property.......................29
        Exclusion of liability......................................29
        Compensation................................................29
        Service of notices..........................................30
        Alterations to the Communal Garden..........................30
        Representations.............................................30
        Disputes....................................................31
        Exclusion of third party rights.............................31
        Sums due to Landlord treated as rent........................31
        Stamp duty certificate......................................31
        Governing law and jurisdiction..............................31

RENT REVIEW.........................................................32
        Frequency of review.........................................32
        Upwards only reviews........................................32
        Basis of valuation..........................................32
        Treatment of rent free periods..............................34
        Method of determination.....................................35
        Interim arrangements........................................36
        Time not of the essence.....................................36
        Statutory restrictions......................................37
        Memoranda...................... ............................37

SCHEDULE 1..........................................................37
        (Particulars of the Premises)...............................37

SCHEDULE 2..........................................................38
        (Rights granted)............................................38

SCHEDULE 3..........................................................39
        (Exceptions and reservations)...............................39

SCHEDULE 4..........................................................40
        (The Service Charge)........................................40
        (Definitions)...............................................40
        (Calculation and payment)...................................41
        (Services)..................................................44
        (Expenses)..................................................45

SCHEDULE 5..........................................................48
        (Alienation conditions).....................................48
        (Requirements for an assignment)............................48
        (General requirements)......................................50



THIS UNDERLEASE made the 8th day  of  September 2000
---------------

BETWEEN:
-------

(1)     GROSVENOR  WEST  END  PROPERTIES  (Company  Registration  Number 956235)
        --------------------------------
        whose registered office is at 70 Grosvenor Street London  W1X  9DB ("the

        Landlord")  and

(2)     CANARGO  ENERGY  CORPORATION whose registered office is at 32 Loockerman
        ----------------------------
        Square Suite L-100 Dover Delaware 19904 Dover Kent (address for  service in the  UK is c/o McGrigor Donald 63 Queen  Victoria Street  London EC4N

        4ST ("the Tenant")

WITNESSES  as  follows:
---------

INTERPRETATION
--------------

1.     IN this Lease the headings and index shall be ignored in its construction and  unless  the  context  otherwise  requires:

Defined  terms
--------------

1.1     The following expressions have the meanings set against them:

        "Basic  Rent"  the  rent  payable  under  Clause  2.1

        "Building"     the  whole  and  each part  of  the land  and  building

                       known  as 148/150  Buckingham Palace  Road London SW1 for

                       identification purposes only edged green on the  attached

                       plan being the land registered at H M Land Registry under

                       title number  NGL772951  including:

                       (a)  any  ancillary  vaults

                       (b)  all  additions  and  alterations  thereto

                       (c)  all  fixtures  annexed  thereto  (except  tenant's

                            fixtures)


      "Common Parts"   those  parts  of the  Building which are not from time to

                       time  let  or  intended to  be  let  to  any occupational

                       tenants  including (but  without limiting  the foregoing)

                       staircases  entrance halls  and coffee point on the third

                       floor of the Building


      "Communal        the  garden  at  the rear of 126 to 158 Buckingham Palace


      "Garden"Road     London SW1


      "Conduits"       pipes  sewers drains cisterns ducts gutters  watercourses

                       wires cables channels flues  telecommunications equipment

                       and  other  conducting  media  and  any  other  ancillary

                       apparatus


      "Contractual     the date on  which the contractual term created by Clause

      Expiry Date"     2 will expire  if the  Term  does  not  end  earlier



      "Full Cost of"   such amount as  the Landlord from time to time determines

      Reinstatement    as the  cost of rebuilding the relevant  part or parts of

                       the  Building  after  destruction by  an  Insured    Risk

                       ( including  the  cost  of  shoring-up  demolition   site

                       clearance any works  that  may  be  required  by  statute

                       fees payable on any applications for planning  permission

                       or other  consents professional fees and other incidental

                       expenses )  when  the  rebuilding  occurs  including  any

                       increases in building costs up to the time of  completion


      "Insurance Rent" such  sums  as shall  be a fair proportion (as determined from  time  to time by  the  Landlord save in the case of

                       loss  of  Rent  when the proportion shall be 100%) of the

                       amount which the Landlord  pays  by  way of gross premium

                       (or  if  the Premises  or the Building  are  insured with

                       other property where applicable a fair proportion of such

                       sums  payable  under  the  relevant  insurance  policy

                       determined from  time  to  time  by  the  Landlord):

                       (1) for  effecting  insurance  under  Clause  5.1  and

                       (2) in  respect of the  Landlord's  Liability  Insurance

                           Together  with  the  said  proportion  of:

                       (3) all  expenses  incurred by the Landlord in connection

                           with assessing the  Full Cost of Reinstatement of the

                           Building provided that the Tenant shall not be liable

                           for  the  cost  of  assessment  any more than once in

                           every year of the Term and

                       (4) any  excesses under  any policy of insurance effected

                           by the Landlord under Clause  5.1 in respect  of  any

                           Insured  Damage  that  occurs


      "Insured        damage or destruction to any part of the Building which is

      Damage"         caused by a risk against which  and  to the extent that at the time of the damage or destruction the  Landlord has or should  have  effected  insurance  of  that  part  of  the

                      Building under  Clause  5.1

      "Insured        fire  lightning  storm explosion impact aircraft and other

      Risks"          aerial  devices  and  articles  dropped  therefrom    riot

                      malicious  damage civil  commotion  earthquake  (fire  and shock)  bursting  or overflowing  of water tanks apparatus or  pipes subsidence  heave landslip for so  long  as each such  risk  remains  insurable with insurers  of repute at reasonable commercial rates or  is actually insured by the

                      Landlord in its discretion  for the purposes of this Lease together with such other  risks  of  damage or destruction against  which  the Landlord from time to time  decides to effects insurance for the purposes of  this Lease (if any)


      "Landlord's     insurance  against all  liability of the Landlord to third

      Liability       parties  arising out of or in connection with the Building

      Insurance"     or any matter relating to the Building on such terms and in such amount as the Landlord from time to time determines


      "Loss of        the amount of the Rents  for the time being payable during

      Rent"           a period of three years (or for so long as the Landlord so elects during such longer period as the Landlord from time to  time  reasonably  determines  necessary  in  order  to rebuild the Building) including any increase  in the Basic

                      Rent during such period which the Landlord  estimates will occur as a result of any review due under  Clause  7


      "Outgoings"     (in relation to the Building the Common Parts the Premises or other property  as  the  context  requires) all present and  future  rates  charges taxes assessments  impositions and  outgoings of any kind (including without limiting the foregoing  any  which  are  of  a capital or non-recurring nature or wholly novel)assessed charged imposed or payable by  or on any owner or occupier of or on  or in respect of the  Building  the  Common  Parts  the  Premises  or other property respectively excluding (save for Value Added Tax)

                      any  payable  by  the  Landlord or any  superior  landlord occasioned  by receipt of  the Rents or  the rents payable under a superior lease or by any dealing with any interest in the Premises of the Landlord or any  superior  landlord


      "Planning       the Town and Country Planning Act 1990 the Planning(Listed

      Acts"           Buildings  and  Conservation  Areas)  Act  1990  and   the

                      Planning  (Hazardous  Substances) Act  1990 and  any other statutes  relating  to  town  and  country  planning



      "Plant"         all plant and machinery now  or  hereafter  in  or serving the Building including(but without limiting the foregoing)

                      any  lifts  and  lift  machinery  boilers  public  address system  internal  telephones  air conditioning heating and ventilation plant and  machinery sprinklers and associated

                      Conduits  electrical  systems  fire  detection  and   fire

                      prevention  systems  central  or  monitoring  systems  and installations  and  any  plant  and machinery from time to time installed to replace  any  of  the  foregoing



      "Premises"      the  whole  and  each  part of  the  part of the first and second floors of the Building more particularly  described in  Schedule  1


      "Prescribed     four  per  cent per  annum above the base rate of National

      Rate"           Westminster Bank plc or above such other rate  of interest as the Landlord from time to time reasonably  determines


      "Quarter Days"  25 March 24 June 29 September and 25 December in each year


      "Rents"         the Basic Rent the Insurance Rent and the  Service  Charge


      "Service Charge"the  sums  payable  by the Tenant at the times and in the manner set out in


      "Services"      the  services  set  out  in  Part  III  of  Schedule  4


      "Term"          the term of years granted by  Clause 2  with any period of holding-over extension or continuance by statute or common law


      "Visitor"       the Tenant any undertenant (however remote)of the whole or any part  of  the  Premises  and any person at or near the

                      Building expressly or by implication with the authority of the  Tenant  or  any  such  undertenant


      "1954 Act"      the  Landlord  and  Tenant  Act  1954


End  of  the  Term
------------------

1.2     "The  last  year  of  the  Term" and "the end of the Term" mean the last twelve months  of  and the end of the Term however it ends (including by expiry forfeiture  or  surrender)

Landlord  and  Tenant  (Covenants)  Act
---------------------------------------

1.3     The  expressions  "excluded assignment" "authorised guarantee agreement"

        and  "collateral agreement" have in  relation to this Lease the meanings specified  in  Sections  11(1)  16 and 28(1) of the Landlord  and Tenant

        (Covenants) Act 1995


Construction  of  obligations
-----------------------------

1.4     Obligations  by  the  Tenant:

        1.4.1     not  to  do  or  omit to do  anything  in  relation   to   the

                  Premises or the Building include an obligation to ensure  that

                  It  is not done or omitted by (in relation  to  the  Premises)

                  Any  other  person  and ( in relation to  other parts  of  the

                  Building)  any  Visitor

        1.4.2     to  do  anything in  relation  to the Premises or the Building include  an  obligation  to  ensure  that (in  the case of the

                  Premises) all other persons and (in  the  case of  other parts of the Building) all Visitors comply with them


1.5     References  to  obligations    of  the  Tenant  in  this  Lease  include

        obligations  of  the  Tenant in any  document entered  into  pursuant to this Lease and  in  any  collateral  agreement


Statutes
--------

1.6     References  to a statute or a statutory instrument include any extension

        amendment  or  re-enactment  for  the   time  being  in  force  and  any

        regulations instruments permissions directions orders or notices for the time being made or issued  under  them


Value  Added  Tax
-----------------

1.7     References to Value Added Tax include any similar tax substituted for or levied  in  addition  to  it


Indemnities
-----------

1.8     Obligations  to  indemnify the Landlord against a matter are obligations to  indemnify  the  Landlord  against  liabilities  actions  proceedings damages  penalties  costs  expenses  claims  and demands  of  whatsoever nature  and  any  fees  and  expenditure  incurred  arising  directly or indirectly from or in connection with  that  matter


Superior  interests
-------------------

1.9     References to the Landlord include any superior landlord and any chargee of  the  Landlord  or  of  any  superior  landlord  where:

        1.9.1     the  relevant superior  lease  or charge requires the approval of  the  superior  landlord  or  chargee  to  a matter and the

                  Landlord's  approval  to  that  matter  is required under this

                  Lease  (although  nothing  in  this  Lease  shall  prevent the

                  Superior  landlord or chargee from withholding its approval if it is entitled to do so under the relevant superior  lease  or charge)


        1.9.2     there  is  provision  for  repayment  to  the  Landlord of any expenses incurred  and

        1.9.3     there  is  an  indemnity  in  favour  of  the  Landlord


Approvals
---------

1.10 References to the approval or consent of or to a matter being approved by a person are to its prior written approval or consent


Vitiation  of  insurance
------------------------

1.11     References  to  insurance  being vitiated are to the insurance effected under  Clause  5.1 (and if relevant any other insurance effected by the

         Landlord against  damage  or destruction to  neighbouring  property  or

         Landlord's  Liability  Insurance  or  other  similar  insurance)  being vitiated and/or payment of the insurance  monies  under  such insurance being refused in whole or part by reason of any  act or omission by any

         Visitor (whether or not also resulting from an act or  omission  by any other  person)


Parties  and  joint  and  several  obligations
----------------------------------------------

1.12     References  to  "the  Landlord"  and "the Tenant" include the immediate

         landlord  and  tenant  for   the time   being  under this Lease and (if

         respectively  more  than one  person) their  obligations are joint  and several


Clause  numbers
---------------

1.13     Without  further  designation   references  to   numbered  Clauses  and

         Schedules  are  to  clauses  of  and  schedules  to  this  Lease


TERM  RIGHTS  &  RENTS
----------------------

2.     THE  Landlord  LEASES  the  Premises  to  the  Tenant
                      ------

       TOGETHER  WITH (in  common with the Landlord  those  authorized by it and
       --------------
                      others  with  similar  rights)  the  rights  specified  in

                      Schedule  2

       RESERVING to the Landlord and those authorised by it the rights specified
       ---------
       in Schedule  3

       SUBJECT  to  all  rights  and  obligations  affecting  the  Premises
       -------

       TO  HOLD  to the Tenant from and including the 24th day of June  2000 for
       --------
       a term of  ten  years

       PAYING  to  the  Landlord:
       ------


2.1     Yearly  during  the  Term  (and  proportionately for any shorter period)

        141,950  (One  hundred and forty-one thousand and nine hundred and fifty pounds)  (subject  to increase  in accordance  with  Clause 7)  by equal quarterly  payments in advance  on  the  Quarter  Days  the  first to be made on the date of this Lease proportionate from and including the 18th day of October 2000 to and including the  24th  day  of  December  2000


2.2     By  way  of  further  rent  the  Insurance  Rent  on  demand


2.3     By  way  of  further  rent  the  Service  Charge


TENANT'S  COVENANTS
-------------------


3.     THE  Tenant COVENANTS with the Landlord during the Term and thereafter as
--     ---         ---------
       specified  as  follows:

       Rent
       ----

       3.1     To  pay  the  Rents:

               3.1.1   in  accordance  with Clause 2 without  any  deduction and

                       not to exercise any  right  or  claim  to  withhold  rent

                       or  legal  or  equitable  set-off

               3.1.2   (if so requested by the  Landlord in writing) by standing

                       order to a bank account in the United  Kingdom  nominated

                       by  the Landlord


Interest  on  arrears
---------------------

3.2    To  pay  the Landlord interest  at the Prescribed Rate from when the rent or  other  sum was due or incurred until actual  payment or reimbursement

       (whether formally demanded  or not  and before  and  after judgment)  on:


       3.2.1   any  part  of  the  Basic  Rent  unpaid  on  the  due  date


       3.2.2   any other  sum due under this Lease unpaid seven days after it is due and

       3.2.3   any  sum  incurred  by the  Landlord  as a result of a failure by the  Tenant  to  comply  with  its  obligations  in  this  Lease


       PROVIDED  THAT  this  sub-clause  is without prejudice to any other right
       --------------
       of the Landlord  and  Rents  and other sums shall be deemed unpaid if the

       Landlord has refused  to  accept  a payment so as not to waive a right to forfeit this Lease


Outgoings
---------

3.3 To  pay and indemnify  the Landlord against all Outgoings which relate to the  Premises


Empty  rates
------------

3.4    To  make good to the Landlord any loss of rating  relief for the Premises applicable  to  empty  premises  which the Landlord suffers after the end of the Term  because  the  relief  is allowed to  the Tenant or any other person for any earlier  period


Value  Added  Tax
-----------------


3.5    To pay the Landlord as additional  rent any Value Added Tax chargeable on any  payments  or other consideration (including the Rents) made or given by the Tenant under or in connection with this Lease such Value Added Tax to be payable in  addition  to  such  payments  or  other  consideration


3.6    Where  under  this  Lease  the  Tenant agrees  to pay the Landlord or any other  person (including  without limitation  by  way of  service  charge indemnity or reimbursement) a sum calculated by  reference  to  an amount expended by the Landlord or another person to pay in addition a sum equal to any Value Added Tax on  such  amount  save to the extent (if any) that it will  be recoverable by  the Landlord  or  other  person  respectively without  (if  respectively it has not done so)  exercising  any  election to  waive  exemption  from  Value  Added  Tax


Gas  electricity  and  other  services
--------------------------------------

3.7    To  pay  to  the  suppliers  all  charges  for gas electricity  and other services  consumed  or used at or in connection with the Premises and all charges for meters and telephones and  to comply with all regulations and requirements of the  supplying  authorities  insofar  as  they  relate to the  Premises


Repair
------


3.8    To keep the Premises (including the tiles  carpeting and other furnishing of the floors) in good and  substantial repair and  condition  (including decorative  condition)  and  (when  necessary)  to  renew and rebuild the

       Premises  except  Insured  Damage  save where the  insurance against such

       Insured Damage is vitiated


3.9    To  keep  the  Premises  in  a clean and tidy  condition and clear of all rubbish


3.10    To  replace any landlord's fixtures in the  Premises which are or become beyond  repair  with  other  good  quality  fixtures

3.11    To  give written notice to the Landlord  of any defect or item requiring repair in the Premises or the Building which might give rise to a common law or statutory  duty  on  the Landlord in  favour of the Tenant or any other person as soon as it comes to the attention of the Tenant or those deriving title under it


3.12    To  indemnify  the  Landlord  against  any  breach  of  any  such  duty


To  clean  windows
------------------

3.13    To  clean  the  inside  of  all  windows  of  the  Premises as  often as necessary  and  at  least  once  in  every  month


Internal  decoration
--------------------

3.14    In the fifth year of the  Term and in the last month of the last year of the  Term  to  paint  enamel french polish or otherwise treat such parts of the interior of  the Premises as are or should be so treated with two coats of good quality  paint  or  best  quality polish or other suitable material of the best quality (the colour scheme and materials to be used on the last such occasion during  the Term to  be such as is required by the Landlord) and  wash down all tiles  and  similar  washable  surfaces


3.15    In  the  last  month  of  the  last  year of  the Term to supply and lay throughout  the  Premises  new  fitted carpets all such carpets to be of no less quality than those in the Premises at the date of this Lease and of a colour and design  required  by  the  Landlord  acting  reasonably


3.16    As  often  as is in the  reasonable opinion of the Landlord necessary to clean  and  treat  in  a  proper  manner  and  in  accordance  with  any instructions issued  by  the  Landlord  all  other surfaces and fixtures in the Premises not required  to  be  painted


Standard  of  works
-------------------

3.17    To  carry  out  the  repairs decorations  and other works required under this  Lease  in  a  good and  workmanlike  manner  and to the reasonable satisfaction  of  the  Landlord and  in the last year  of the  term such decorations  are to be in  colours reasonable  approved by  the Landlord such approval for to be unreasonably withheld  or  delayed


Reinstatement  and  delivery  at  end  of  Term
-----------------------------------------------

3.18    Before  the  end  of  the  Term:


      3.18.1   (save  to  the extent  that  the  Landlord  otherwise directs in writing) to  remove  any  additions  or  alterations made to the

                Premises during the Term

      3.18.2   to  remove  any advertisements or signs  erected  on or  near the

               Premises

      3.18.3   to make good any damage caused by such removal and the removal of tenant's  fixtures  and  chattels

3.19    At the  end  of  the  Term to  deliver the Premises up  in repair and in accordance  with  the  Tenant's  obligations in this Lease

Alienation
----------

3.20    Not  to  assign  charge underlet hold on  trust for another or otherwise part  with  or  share  possession or  occupation  of or suffer any other person to occupy  or have an  interest in the  whole or  any part of the

        Premises save by way of  an  assignment  charge  or underletting  of the whole  of the  Premises  or an  underletting  of  part  of  the Premises satisfying the relevant requirements of Schedule  5


Enforcement  of  underlease  terms
----------------------------------

3.21    In  relation  to any underlease  however remote of the whole or any part of  the  Premises:


        3.21.1    not  to  waive  or  vary  its  terms


        3.21.2    to  procure that  the tenant for the time  being complies with the  covenants  given  or  which  it  should have given to the

                  Landlord pursuant to Part II of Schedule 6 and in any document entered into by the Tenant pursuant to this Lease


        3.21.3    to  operate  properly any  provisions for  the  review of rent thereby  reserved  so  as  to  increase  such  rent  to  the maximum extent in accordance with its  terms


        3.21.4    to  submit to any court  expert or arbitrator determining such rent any representations that the Landlord reasonably requests

                  and


        3.21.5    within fourteen days to give notice to the Landlord of the details of the  determination  of  every  rent  review


Registration  of  dealings
--------------------------

3.22    Within  twenty-one  days  after  any  assignment  charge  underlease  or transmission  or  other  disposition or devolution relating to the whole or any part  of  the Premises or any derivative interest in them to give

        notice    of such to the   Landlord   and to   produce to the Landlord a

        certified copy of the relevant document and  to  pay  the     Landlord's

        solicitors' proper charges for the registration of every  such  document


Alterations
-----------

3.23    Not  to  erect  any  new  buildings  on  the  Premises  nor to annex the

        Premises  to  other  premises nor to make  any  alterations or additions which will alter the height elevation or architectural appearance of the

        Premises  and  not  to   make  any  other  external  or  any  structural

        alterations or additions to the Premises

3.24    Subject  to  Clause 3.23 not to make  any other alterations or additions to the Premises without the Landlord's approval (such approval not to be unreasonably withheld or delayed) nor without having entered  into  such obligations  as  the  Landlord  shall  reasonably  require  as to  their execution and reinstatement


Permitted  user
---------------

3.25    To  use  the  Premises  only  as business  or professional office within sub-class  (a) of  Class B1  of the Schedule  to  the  Town and  Country

        Planning  (Use Classes)  Order  1987  (ignoring  for  this  purpose  any

        Extension  amendment or revocation of  such Order made after the date of this Lease) but not governmental or  diplomatic  offices


No  nuisance
------------

3.26    Not to  do on the Premises or the Building anything which in the opinion of the  Landlord  may  become  or cause  a nuisance  disturbance  damage annoyance or  inconvenience  to  the  Landlord or its lessees  or to the owners or occupiers of neighbouring  property


No  overloading
---------------

3.27    Not to do or bring in or on the Premises or the  Building anything which may  put  any  weight  or impose a  strain in excess  of that which  the

        Premises or the Building are designed to bear with due margin for safety and not to fix any machinery  to  the  walls ceilings  or  roof  of  the

        Premises or the Building


Other  restrictions
-------------------

3.28    To  keep  the  entrance  ways  of  and exits from the Premises clear and unobstructed at all times and not to cause an obstruction in any part of the Building


3.29    Not  to  hold  any  sale  by  auction  on  the  Premises

3.30    Not  to  permit  any  person  to  sleep  in  the Premises nor to use the

        Premises or  the Building for any residential illegal or immoral purpose or for the  purposes  of  prostitution


3.31    Not to allow to pass into the sewers drains or  watercourses serving the

        Premises  or the Building any  noxious or  deleterious effluent or other

        Substance which may  obstruct or  damage them  and to make good any such obstruction or damage  caused  thereto  by  any  Visitor


Contamination
-------------

3.32    Not  to  allow  any  noxious  or  deleterious  effluent  or  any form of contaminant  or pollutant  or other  substance to seep into or otherwise enter the buildings or other structures on the  Premises or  the  ground below them


Waste  and  refuse
------------------

3.33    Not  to  discharge  trade  effluent or waste without the approval of the

        Landlord


3.34    To  make proper and adequate arrangements  for the frequent removal from the  Premises  of all  trade  and other  waste in  accordance  with  the requirements of any competent authority and any  regulations  from  time to time made by the Landlord

Plant  and  machinery
---------------------

3.35    Not  without  the  approval  of the Landlord  to erect or install in the

        Premises or the  Building any engine or  machinery or other appliance or

        Apparatus of  any  description (other than usual office machinery in the

        Premises) and to ensure that any such erected  or  installed is properly installed and safely  maintained and not liable to leak or cause  a fire or  explosion


3.36    Not  to  overload  the  electrical  wiring or drainage installations and apparatus in  or serving the Premises or the Building and to ensure that any in or  solely serving the  Premises comply with the terms conditions and regulations of  the  relevant  authorities


3.37    To  keep  all  Plant  within  and  exclusively  serving  the Premises in working  order


Aerials
-------

3.38    Not  to  erect on the exterior of the Premises or  the Building any pole mast  wire or  aerial radio or  television mast  aerial or  dish  or any erection of any  kind  whatsoever


Signs
-----

3.39    Not  to  fix  or  exhibit  on  the  exterior  of or (if visible from the exterior) the interior of the Premises nor anywhere on  the Building any name-place  bill  sign  placard notice  fascia board  flag banner  blind advertisement or similar device so that  there  shall  be  no indication of the use of the Premises  save  with  the  approval  of  the  Landlord such approval not to be unreasonably  withheld or delayed  for one small name-plate on or at the front entrance  door  of the Building or (if the

        Landlord so requires) on the communal nameboard  for  the  Building  and nameplates  on  the  doors  of  the Premises


Preservation  of  rights  and  boundaries
-----------------------------------------

3.40    Not  to obstruct any window or light enjoyed  by the Premises and to use best  endeavours  to  prevent  the  loss  of any right  belonging to the

        Premises


3.41    To  prevent any encroachment on the  Premises and the acquisition of any right over the Premises  and to notify the Landlord  immediately  if  an encroachment  or  the acquisition  of  a  right  is  attempted  or  made


Reletting  notices
------------------

3.42    To permit the Landlord at any time after  the date six months before the

        Contractual  Expiry  Date to fix  and retain  on any  suitable  (to both

        Landlord and Tenant acting  reasonably) part  of  the  Premises a notice for re-letting the Premises and not to remove or obscure such notice and to permit  all persons with the  authority  of the Landlord to  view the

        Premises at reasonable hours on prior appointment


Rights  of  entry
-----------------

3.43    To permit the Landlord and those authorised by it to enter the Premises to:


        3.43.1    ascertain  whether  the  Tenant  has  complied  with  its

                  obligations in this  Lease


        3.43.2    assess  the  Full  Cost  of  Reinstatement


        3.43.3    take  schedules of  fixtures and chattels  to be yielded up at the end of  the  Term


        3.43.4    provide  the  Services  and carry  out the  other  matters referred to in Schedule  4


        3.43.5    carry out repairs  decorations alterations or other  works  to neighbouring  property


        3.43.6    inspect  repair  renew  connect  to  cleanse  move   relay  or

                  construct  existing  or  new  Conduits or Plant   in  over  or

                  under  the  Premises  serving  or  to serve  any  neighbouring property


        3.43.7    comply  with  the  obligations  in  any  superior  lease


        3.43.8    do  anything  else  reasonable   which  cannot   otherwise  be

                  conveniently done


        And  anyone  exercising  the  right  of  entry  shall:
        ---


        3.43.9    (except  in  an  emergency) do so only at reasonable times and on reasonable  notice


        3.43.10   cause  as  little damage  and  inconvenience  as  reasonably practicable and

        3.43.11    make  good  any  resulting  damage  to  the  Premises


To  permit  Landlord  to  remedy  breach
----------------------------------------

3.44    To  permit  the  Landlord  and  all those  authorised by it to enter the

        Premises without liability to the Tenant for any damage or inconvenience

        Thereby created to remedy any breach of the Tenant's obligations in this

        Lease specified by  the  Landlord  by  notice  to  the  Tenant  if:


        3.44.1    one  month  thereafter  the  Tenant  has not started or is not continuing diligently  to  remedy  the  breach


        3.44.2    two months thereafter the Tenant has  not completed  remedying the breach  or


        3.44.3    in  the  Landlord's  opinion  the  Tenant is  unlikely to have completed remedying the breach within two months thereafter or such  shorter  period  as  the  Landlord reasonably  considers necessary  in  the  circumstances


        AND the  costs so incurred by the Landlord  (including   solicitors' and
        ---
        surveyors' fees)  shall  be  a  liquidated  debt  and paid by the Tenant to the Landlord on demand


Statutory  obligations
----------------------

3.45    To  comply  with  the  present  and  future  requirements of any statute government  department  local or  other public or competent authority or court relating to the Premises or their use whether imposed on any owner or occupier of  them


3.46    To execute all works and  provide and maintain all arrangements on or in respect  of  the  Premises  or  their  use  that  are  thereby  required


3.47    Not  to  do or omit to do in the Premises  or the Building anything as a result of  which the Landlord may under any statute have imposed upon it
 .
        or become  liable to pay any  penalty damages compensation costs charges or expenses


Copies  of  notices
-------------------

3.48    Immediately  after  receipt  to give to the Landlord full particulars of any  notice  order proposal  or recommendation given to or served on the

        Tenant or any owner or occupier  of the  Premises affecting the Premises or neighbouring  property  whether  advertised or served directly on the

        Tenant or any such owner or  occupier  or  the  original  (or a copy) is received by any of them from any other  person


3.49    If  so  requested  by  the  Landlord  to  produce  any such notice order proposal or  recommendation and at the  request and cost of the Landlord to make or join in making  such objections or representations in respect of it as the Landlord  requests


To  pay  charges  under  Planning  Acts
---------------------------------------

3.50    To  pay  any  charge  or levy imposed  under the Planning Acts during or after  the  Term in  respect of  the carrying  out or maintenance of any operations at  the  Premises  or the  commencement or continuance of any use of the Premises during  the  Term


No  planning  applications  etc  without  consent
-------------------------------------------------

3.51    Not  to  serve  any  notice on nor to  enter into any agreement with the planning  authority nor  without the  approval of the  Landlord make any application for  permission  under  the  Planning  Acts


Copies  of  permissions
-----------------------

3.52    Immediately  on  receipt  to  give  to the  Landlord a copy of the grant refusal or  modification  of any permission  or other decision under the

        Planning Acts


To  obtain  approval  of  permissions
-------------------------------------

3.53    Notwithstanding  any consent  or approval granted by the Landlord not to make  any  alteration or  addition to  the Premises or any change of use until the Landlord has approved every necessary permission such approval not to be unreasonably  withheld  PROVIDED THAT the  Landlord may refuse
                                          -------------
        approval inter alia on the grounds that any condition contained in it or anything omitted from it or any other  thing  referred to in it would in the opinion of the Landlord be (or be likely  to  be) prejudicial to the

        Landlord's interest in the Premises during or after the end of the  Term


To  complete  works  before  end  of  Term
------------------------------------------

3.54    To  carry  out  and  complete  before  the  end  of  the  Term:

        3.54.1  any works  to  be carried out to  the  Premises  by a date after the end of the Term by a condition  of any  planning  permission granted  for any development begun before the end  of  the  Term

                and


        3.54.2  any  development begun  upon  the  Premises in  respect of which the Landlord  shall or  may  be liable for  any charge  or  levy under  the Planning Acts


Landlord's  costs
-----------------

3.55    To pay to the Landlord on demand  and indemnify the Landlord against all costs  fees  damages charges and  expenses (including without limitation those of agents  bailiffs and professional  advisers)  properly incurred by the Landlord in connection  with  or  incidental  to:


        3.55.1    any  application  by  the  Tenant or any person deriving title under the Tenant in connection  with the  Premises or any term of  this Lease whether It proceeds  or is  granted refused  or granted  subject  to  conditions


        3.55.2    the preparation and service of a  notice under  Section 146 of the Law of  Property Act 1925 or  any  steps  taken in  or  in reasonable contemplation of proceedings  under Sections 146 or

                  147 of  that Act or otherwise requiring the Tenant  to  remedy

                  any  breach  of   the   Tenant's  obligations  in  this  Lease

                  (notwithstanding that  forfeiture is avoided otherwise than by relief granted by the court  and  whether or not any  right of forfeiture is waived by the Landlord or a  notice served under the said Section 146 is complied  with by the Tenant)


        3.55.3    any steps taken in or towards preparing  or serving a schedule of dilapidations  whether during or after the  end of the Term and the negotiation and agreement of the amount payable by the

                  Tenant in respect of any items of disrepair  or other breaches of covenant which it has not remedied at  the end of the  Term


        3.55.4    the recovery or attempted  recovery of arrears of the Rents or other sums  due from the Tenant under this Lease or any  other breach  by the Tenant of its  obligations  in  this  Lease


Indemnities
-----------

3.56    To indemnify the Landlord  against any act omission or negligence of any

        Visitor  and any breach of the Tenant's obligations in this Lease by any

        Visitor


Regulations
-----------

3.57    To  comply  with  any written regulations from  time to time made by the

        Landlord  relating  to the management security  occupation or use of the

        Building or  the  Communal  Garden


LANDLORD'S  COVENANTS
---------------------

4.      THE  Landlord  COVENANTS  with  the  Tenant  as  follows:
        ---            ---------


Quiet  enjoyment
----------------

4.1     That  the  Tenant shall peaceably hold and enjoy the Premises during the

        Term  without interruption or disturbance from or by the Landlord or any

        Person lawfully  claiming  under  or  in  trust  for  the  Landlord


Compliance  with  superior  lease
---------------------------------

4.2     To  pay  the  rent and other payments payable pursuant to or reserved by the  superior  lease dated 26 February  1999 made  between (1) Grosvenor

        (Belgravia) Estate and  (2)  the Landlord and (by way of indemnity only)

        to comply with the essee's  obligations  in  it  insofar as they are not the responsibility of the Tenant  under  this  Lease


Services
--------

4.3     (Subject  to payment by the Tenant of the Service Charge) throughout the

        Term  to  use  its  reasonable  endeavours to carry out  the Services in

        Accordance with  the  principles  of  good  estate  management  PROVIDED
                                                                        --------
        THAT:
        ----


        4.3.1     notwithstanding  any  implied  or  express     obligation  the

                  Landlord  shallnot  be  liable to the Tenant  for  any failure or  interruption  in  any  of  the  Services  by reason of any breakdown  maintenance or  repair works renewals or any  cause beyond  its  control


        4.3.2     the Landlord may from  time to time add to vary or discontinue the  Services  so  long  as  the  addition  variation  or

                  discontinuation  complies with the principles of  good  estate management


Access  to  data  hub
---------------------

4.4     That  on  written  request from the Tenant the Landlord will at the sole cost of the  Tenant and  subject to the provisions of Clause 3.23 hereof carry out such works  as are  required to  connect  the  data hub in the

        Premises to the trunking from the data  hub and  main riser in the lower ground floor of the Building


INSURANCE  OBLIGATIONS
----------------------

5.     THE  Landlord  and  the  Tenant  AGREE  with  each  other  as  follows:
       ---                              -----

Landlord  to  effect  insurance
-------------------------------

        5.1       (Unless  the  insurance  is   vitiated  and  subject  to  such

                  reasonable  or usual  exclusions  qualifications and  excesses as the insurers  require) the  Landlord shall insure and  keep insured the Building(excluding tenant's fixtures)and any items which the Tenant covenants to insure)against  risk of loss  or damage by  the Insured Risks in the Full Cost of Reinstatement

                  and for Loss  of  Rent


Landlord  to  obtain  consents  for  rebuilding
-----------------------------------------------

5.2     If  the  Building  suffers  Insured  Damage  the  Landlord shall use its reasonable  endeavours to  obtain  all  planning  permissions  or  other permits and consents required under the Planning  Acts or other statutes

        (if any) ("the Permissions") to  enable it  to rebuild  the parts of the

        Building  which have suffered the  Insured Damage so as to make good the

        Insured Damage PROVIDED THAT:
                       -------------


        5.2.1     if  the  insurance against any Insured  Damage (or  any damage or  destruction  which would be  Insured Damage but  for  such vitiation) is vitiated the Landlord's  obligations  in Clauses

                  5.2 and  5.3 shall  not apply  in  relation to that  damage or destruction  unless and until the Tenant has within six months of  the  occurrence of  the damage or destruction paid to  the

                  Landlord  in full  any sums due under Clause 5.5.2 as a result of  the  vitiation


        5.2.2     all  sums received in respect of  such insurance shall  belong beneficially  solely  to  the  Landlord

Landlord  to  reinstate  (other  than  minor  damage)
-----------------------------------------------------

5.3     If  the  Building  suffers  Insured Damage the Landlord shall as soon as reasonably  practicable  ( or  where  required  as  soon  as  reasonably practicable after the Permissions have  been obtained) rebuild the parts of the Building which  have  suffered  the  Insured Damage so as to make good the Insured Damage  PROVIDED  THAT the Landlord shall not be liable
                                 --------------
        to rebuild under this sub-clause if and for so long  as such  rebuilding is  prevented  because:

        5.3.1     the   Landlord  has  failed  despite   using  its   reasonable

                  endeavours to obtain  all  the  Permissions

5.3.2     any  of  the  Permissions  is  granted  subject  to  a  lawful condition which it is unreasonable to expect or impossible for the Landlord to comply with

        5.3.3     some defect  or deficiency in the site  on which it is to take place  makes  rebuilding  impossible  or  incapable  of  being undertaken at a reasonable cost

        5.3.4     of war act of  God governmental action strike  lockout  or


        5.3.5     of any other circumstances beyond the control of the Landlord

Cesser  of  rent
----------------

5.4     If  the Building suffers Insured Damage so as to render the whole or any part of  the Premises  or the  means of  access thereto in  the Building unfit for occupation  or  use  and  the insurance  against such  Insured

        Damage has  not been  vitiated the whole or (according to the nature and extent of  the Insured Damage) a  fair  proportion of the Rents shall be immediately suspended either until the parts of  the Building which have suffered the Insured Damage have been rebuilt so  that the Premises  and the  means  of access  thereto in the Building are no longer  unfit  for occupation or use as a result of the Insured Damage or until the  end of three years (or if longer of the  period for which insurance for Loss of

        Rent against the Insured Damage has been effected under Clause 5.1) from

        The  Insured Damage whichever first occurs PROVIDED THAT if the Building
                                                   -------------
        (or  any  part  thereof)  has  not been  reinstated within  three  years

        following  the   Insured  Damage  so  that  the  Premises  are  fit  for

        occupation and use then either party may determine  this  Lease  (within six  months  from the expiry of such three year period) by giving to the other notice in writing whereupon this Lease shall cease  and  determine absolutely  but without prejudice to the rights of either party  against the  other  in  respect  of  any  antecedent  breach of covenant

Tenant's  insurance  obligations
--------------------------------

5.5     The  Tenant  shall:

        Notice  of  damage
        ------------------

        5.5.1     give notice  to the Landlord  immediately if the Premises  are destroyed  or  damaged by  any of the  Insured Risks or if any event occurs which might affect any  insurance policy relating to  the  Premises

        Payment  after  vitiation
        -------------------------

        5.5.2     pay to the Landlord on demand the insurance monies (other than for Loss  of Rent) which would have  been payable but for such insurance being  vitiated if Landlord's Liability Insurance or similar insurance for neighbouring property of the Landlord is

                  vitiated   or   if  the  Premises   or  the  Building  or  any

                  neighbouring property of the Landlord are damaged or destroyed by any of  the Insured  Risks and  the insurance  against such damage or destruction is  vitiated

        Tenant's  insurance  monies
        ---------------------------

        5.5.3     apply all  monies to which the Tenant is entitled by virtue of any  insurance  of the  Premises  in making  good the  loss or damage in respect of which they  are  payable

        No  dangerous  substances
        -------------------------

        5.5.4     not  without the  consent of the  Landlord bring  or do on the

                  Premises  or  the Building anything of a dangerous combustible inflammable or explosive nature

        Not  to  vitiate
        ----------------

        5.5.5     not do or omit to do on the Premises or the Building  anything which  may  result in  an increase  in  the  premium  for  the insurance of the Premises or the Building or any  neighbouring property of the Landlord (unless the Tenant (with the approval of the Landlord such approval not to be unreasonably withheld)

                  has  paid such  increased premium) or which  may  vitiate  any insurance of the Premises the  Building  or  any  neighbouring property of  the Landlord

        Insurer's  requirements
        -----------------------

        5.5.6     comply with the requirements  and recommendations from time to time  of  the  insurers  of  the  Premises  and  the  Building

        Tenant's  third  party  liabilities
        -----------------------------------

        5.5.7     insure and  keep insured   the Premises against  the  Tenant's

                  third  party public  and occupiers'  liability risks in  a sum reasonably to be approved by the Landlord such approval not to be  unreasonably  withheld  or  delayed

PROVISOS
--------

6.     IT  IS  FURTHER  AGREED  as  follows:
       -----------------------

        Forfeiture
        ----------

        6.1       Whenever:

                  6.1.1     the Rents are in whole or part  unpaid fourteen days

                            after becoming  payable whether formally demanded or

                            not

                  6.1.2     there is a breach of any of the Tenant's obligations

                            in this Lease

                  6.1.3     the  Tenant (which  expression  includes  in Clauses

                            6.1.3  to 6.1.7  any person  in whom  this  Lease is

                            then vested)  becomes bankrupt  or is the subject of

                            an  interim  order under  the  Insolvency  Act  1986

                  6.1.4     the   Tenant  goes  into  voluntary   or  compulsory

                            liquidation (except solely for the purpose of a bona

                            fide  solvent amalgamation  or reconstruction) or is

                            the  subject of a winding-up order or a petition for

                            an  administration order  or is  otherwise dissolved

                            wound up or ceases to  exist

                  6.1.5     a   receiver  or   a  receiver  and  manager  or  an

                            administrative  receiver is appointed in respect  of

                            the whole or any part of the Tenant's undertaking or

                            assets

                  6.1.6    the Tenant enters into any arrangement or composition

                           for  the  benefit  of  or  with  its  creditors  or

                  6.1.7     the Tenant has any distress  or  execution levied on

                            its goods from the Premises

          Then the Landlord may re-enter the Premises or any part of them in the
          ----
          name of the  whole and the Term will determine  absolutely but without prejudice to the rights of the Landlord in respect of any prior breach of the Tenant's obligations in  this  Lease  or any  surety  for  them

No  implied  rights
-------------------

6.2     Save  for  the  rights expressly set out in Schedule 2 the Tenant is not and  shall  not  be  entitled by implication of  law or otherwise to any right or privilege  over  or  against  the  remainder of the Building or any neighbouring property which belongs to the  Landlord  now or in  the future


No  restrictions  on  adjoining  property
-----------------------------------------

6.3     Nothing  contained or implied in this Lease shall impose or be deemed to impose any restriction on  the  use of any  land or building (other than the Premises)  or  give  the  Tenant  the  benefit  of  or  prevent  the release or modification  of any obligation entered into by any purchaser lessee or occupier of  any  neighbouring  property


Exclusion  of  liability
------------------------

6.4     Except  insofar as liability may be covered by insurance effected by the

        Landlord  in  force  when  the  liability is incurred the Landlord shall not  be  responsible  to  the  Tenant  or  anyone at the Premises or the

        Building for any accident  happening  or  injury  suffered  or  for  any

        Damage  to or  loss of any  chattel  sustained  in the  Premises or  the

        Building whether caused by negligence or  otherwise


Compensation
------------

6.5     Save  to the extent prohibited by any rule of law neither the Tenant nor any  undertenant  shall be  entitled  on  quitting the whole or any part of the Premises  to  claim any  compensation from the Landlord under the

        1954 Act or any other  present  or  future  statute and the Tenant shall indemnify the Landlord against  any  claim  for  such  compensation


Service  of  notices
--------------------

6.6     Any  notice  served  under  this  Lease:


        6.6.1     shall  be  in  writing


        6.6.2     may  be  addressed to "the  Landlord" or "the  Tenant" by that designation without naming the person who is the  Landlord  or the  Tenant


        6.6.3     shall be validly served if left at the addressee's  last known place of abode  or business  in the  United  Kingdom


        6.6.4     shall (in the case of the Tenant)be validly served if attached to or left  at  the  Premises  and


        6.6.5     shall be validly served on the third day (excluding  Saturdays

                  Sundays and statutory bank holidays) after  being posted if it

                  Is  posted to  the addressee's  last known  place  of abode or business in the United  Kingdom in  a registered  letter or by recorded  delivery  service unless  returned through the  post office  undelivered


Alterations  to  the  Communal  Garden
--------------------------------------

6.7     The  Landlord  may  for  any reason and during such time as the Landlord thinks  fit change the layout planning or extent available to the Tenant of the Communal  Garden  and or restrict access to or close the whole or any part of it


Representations
---------------

6.8     The  Tenant  acknowledges  that  it  has  not entered into this Lease in reliance wholly or partly on  any written oral or implied representation by or on behalf of  the  Landlord  other than the Landlord's solicitor's replies to the Tenant's  solicitor's  written  enquiries or contained in correspondence from the Landlord's  solicitors


6.9     Clause  6.8  only  excludes  or  restricts  any  liability or remedy for misrepresentation to the extent that (notwithstanding the  exclusion  or restriction) it  would be  a fair and reasonable term to include in this

        Lease having regard to the circumstances which at the date of this Lease were or ought reasonably  to  have been known to or in the contemplation of the parties hereto

Disputes
--------

6.10    All  cases  of  dispute  between  the  Tenant or any  undertenant of the

        Premises and the occupiers of any  neighbouring  property or the tenants

        Or occupiers  of  any  other  part  of  the  Building in connection with the use or occupation of the Premises shall be submitted to the decision of a  surveyor  appointed  by  the  Landlord  acting  as expert  and not arbitrator whose decision shall  be final and binding on matters of fact on all the parties to the dispute

Exclusion  of  third  party  rights
-----------------------------------

6.11    It  is  not  intended  that  any term of  this Lease is enforceable by a third  party under Section 1 of the  Contracts (Rights of Third Parties)

        Act 1999


Sums  due  to  Landlord  treated  as  rent
------------------------------------------

6.12    Any  sum  due from the Tenant to the  Landlord under this Lease shall be additional  rent  hereby  reserved  and  paid by the  Tenant (save where otherwise  provided)  on demand  and shall be  recoverable  by action or distress and the word "Rents"  shall  be  construed  accordingly

Stamp  duty  certificate
------------------------

6.13    It  is  hereby  certified that there is no  agreement for lease to which this  Lease  gives  effect

Governing  law  and  jurisdiction
---------------------------------

6.14.1  This  Lease shall  be governed by  and construed  in accordance with the laws  of  England  and  Wales

6.14.2  The  parties  hereto  (which  expression in  this Clause  includes their respective  successors  in  title  and in  the case of an individual his personal representatives) hereby confer jurisdiction  on  the High Court of Justice of England  and  Wales  (hereinafter called "the High Court")

        to settle all disputes which  may arise in relation to this Lease or the

        Premises(other than any which under the terms hereof are to be submitted

        For  determination  to arbitration or  to an independent expert or other person but including where possible any appeal  from  the  determination of  any  dispute  so  submitted)


6.14.3  The  Tenant  hereby agrees that  service of  notices and other documents

        (including  originating process) relating to this or the Premises may be validly effected  at  63 Queen Victoria  Street  London EC4N 4ST or such other address in  England and  Wales as it from time to time notifies in writing to the other party hereto


RENT  REVIEW
------------

7.      THE  Basic  Rent for  the  time  being payable under this Lease shall be
        ---
        reviewed  as  follows:


        Frequency  of  review
        ---------------------

        7.1       For the purposes of  this Clause "the  Review Date" means  the day after the date of expiry of the fifth year of the Term


        Upwards  only  reviews
        ----------------------

        7.2       From and  including each Review  Date the Basic Rent  shall be whichever  is the  greater of the  amount  of  the  Basic Rent payable during the  twelve months immediately  preceding  that

                  Review Date(ignoring for this purpose but without prejudice to any  suspension  under Clause 5) and  the open market rent for the Premises at that Review  Date


        Basis  of  valuation
        --------------------

        7.3       (Subject to Clause 7.4) the open market  rent for the Premises at each Review Date shall be the amount agreed by the Landlord and  the  Tenant  (or  if  they  fail  to agree determined  in accordance with Clause 7.5) to be the rent  per year at  which the Premises  might reasonably  be expected to  be let in  the open market on that Review Date:


                  7.3.1     as a whole


                  7.3.2     by a willing lessor to a willing lessee


                  7.3.3     with vacant possession


                  7.3.4     without taking  any  fine  or  premium


                  7.3.5     for a term of ten years starting on that Review Date


                  7.3.6     on  the terms  of this Lease  including  this Clause

                            other  than  as to the amount  of the Basic Rent and

                            the  rent-free  period  (if any)  applicable  at the

                            start  of  the  Term


                  ON  THE  ASSUMPTIONS  that  at  that  Review  Date:
                  --------------------


                  7.3.7     the  Landlord  (save  for  material  breach) and the

                            Tenant have fully complied with their obligations in

                            this  Lease


                  7.3.8    the Premises and the Building and all other necessary

                           services and facilities  are in good  and  ubstantial

                           repair  and  condition  and  fit  and  available  for

                           immediate beneficial occupation and use


                  7.3.9    no work has been carried out and nothing has occurred

                           on  or  directly  relating  to the Premises which has

                           diminished the rental value of the Premises


                  7.3.10   if the Premises or the Building have been damaged  or

                           destroyed they have  been fully rebuilt


                  7.3.11   the  Premises  may  be lawfully used for  any of  the

                          purposes permitted by this Lease as varied or extended

                           by  any licence  pursuant to this  Lease


                  BUT  DISREGARDING:
                  -----------------


                  7.3.12   the  fact that the  Tenant any  undertenants or their

                           respective predecessors in title shall have  been  in

                           occupation  of  the  Premises


                  7.3.13   any goodwill that shall  have become attached to  the

                           Premises from the carrying on of the  business of the

                           Tenant  or  any  undertenants  or  their  respective

                           predecessors in such  business


                  7.3.14   any  effect  on rent  of the Premises attributable to

                           the existence  at such Review Date of any improvement

                           to the  Premises lawfully  carried  out by the Tenant

                           any undertenants or their  respective predecessors in

                           title  with  the  consent  of  the  Landlord  ( where

                           necessary)  under the  terms of this  Lease otherwise

                           than in  pursuance of any  obligation to the Landlord

                           and/or their immediate  landlord


                  7.3.15   the  fact that  the  Premises or the Building or  any

                           necessary facilities  or services shall be  defective

                           in  any  way


Treatment  of  rent  free  periods
----------------------------------

7.4     The  open  market  rent  for  the  Premises shall be ascertained without making any discount reduction or allowance to reflect (or compensate the

        Tenant or the hypothetical tenant  for the  absence  of)  any  rent-free period or concessionary rent period during which fitting-out works would be  carried out which  it  might  then  be  the  practice in open market lettings for a landlord to  make  so that the open  market  rent for the

        Premises shall be that which would be payable  after the expiry  of  any such rent-free or concessionary rent period


Method  of  determination
-------------------------

7.5     If  the  Landlord  and the Tenant fail to agree the open market rent for the Premises  by a  date  three months  before  any  Review  Date  then:


        7.5.1   the  determination  of  the  open  market rent  for the Premises at  that  Review  Date  may  be  referred  to  an  independent chartered  surveyor  ("the  Surveyor")  with  experience  in the letting of office premises in Central London


        7.5.2   the Surveyor shall  be appointed by  the Landlord and the Tenant jointly  and (if  they fail  to agree) shall be nominated at the request of the Landlord or the  Tenant  by or on  behalf of  the

                President  (or  Senior  Officer) ("the President") for  the time being of The Royal Institution of Chartered Surveyors


        7.5.3   if  the  Surveyor  dies delays  or becomes  unwilling  unfit  or incapable of acting or  if for  any  other reason the  President thinks  fit he may on the  application  of the  Landlord  or the

                Tenant by writing discharge the  Surveyor and appoint another in his  place


        7.5.4   the costs and  expenses  of the Surveyor (including the costs of his appointment) shall be borne as he shall direct or in default of direction by the Tenant


        7.5.5   the Surveyor shall act as an arbitrator or (at the option of the

                Landlord)  independent  expert


        7.5.6   if the Surveyor is an arbitrator (subject  to  Clause 7.5.3) the arbitration  shall  be  conducted  in  accordance  with  the

                Arbitration Act 1996


        7.5.7   if the Surveyor is an independent  expert:


                7.5.7.1    his decision  shall be  final and  binding and


                7.5.7.2    he  shall  afford  the  Landlord  and  the  Tenant an

                           opportunity to make representations  to  him  and  to

                           comment to him on the other's representations

Interim  arrangements
---------------------

7.6     If  the  open  market rent for the Premises payable from any Review Date has  not been  ascertained  in  accordance with  this Clause before that

        Review Date then:

        7.6.1     the  Tenant  shall until the first quarter day after  the date on which it  is ascertained continue to pay the Basic  Rent at the rate applicable but for the review due at that Review Date

        7.6.2     within seven days  after the date on which  it  is ascertained the Tenant shall pay to the Landlord as additional Basic Rent:

                  7.6.2.1   the   amount  (if any) of  the   shortfall   between

                            (a) the amount of the Basic  Rent so payable  by the

                            Tenant down to  such  quarter day and (b) the amount

                            Which  would  have  been  payable  if  it  had  been

                            Ascertained  before  that  Review  Date and

                  7.6.2.2   interest  at 4% below the  Prescribed  Rate  on each

                            further payment of Basic  Rent which would have been

                            payable  if  it had  been  ascertained  before  that

                            Review  Date for the period  from  when such payment

                            would have been payable until due for payment  under

                            this  sub-clause

Time  not  of  the  essence
---------------------------

7.7     In respect of the time limits mentioned in this Clause time shall not be or  be  deemed  to  be  of  the  essence

Statutory  restrictions
-----------------------

7.8     If  at  any  Review Date there is in force a statute or other instrument which prevents restricts or modifies the Landlord's rights to review the

        Basic Rent in  accordance with this Lease and/or to recover any increase in the Basic  Rent  then (if such prevention restriction or modification is  removed relaxed or modified  but  without  prejudice to  its  rights

        (if any) to recover any Basic Rent the  payment  of which has only  been deferred by law) the Landlord may by giving not less  ,than one  month's nor more than three months' notice in writing to the Tenant  at any time within six months of it being removed relaxed or modified  proceed  with any review of the  Basic Rent which was prevented or further review  the

        Basic  Rent  in  respect of any  review where  the  Landlord's right was restricted  or modified and the date of expiry of  such notice  shall be deemed to be  a  Review  Date  (provided that nothing in this sub-clause shall vary any subsequent  Review  Dates)  and  to recover  any increase in Basic Rent thereby resulting  with  effect  from  the  earliest  date permitted  by  law

Memoranda
---------

7.9     Whenever the Basic Rent has been agreed or determined in accordance with this  Clause  memoranda of it  shall be signed  by  or on behalf  of the

        Landlord and the Tenant and attached to this Lease and  its  counterpart

IN  WITNESS  whereof this Lease has been duly executed by the parties hereto and
-----------

is  delivered  as  a  Deed  the  day  and  year  first  before  written

                                   SCHEDULE 1
                                   ----------

                          (Particulars of the Premises)

The  Premises  are  shown  for identification purposes only coloured pink on the attached plan and exclude all structural and external parts and any Conduits and

Plant  within  the  Premises  which  do  not  exclusively serve the Premises and subject  thereto  include:

1.      All  additions  and  alterations  to  the  Premises

2.      All  fixtures  from  time  to  time  annexed  to  the  Premises

3.      Any interior screeding plaster work wall and ceiling finishes (including any false ceilings and the airspace above the false ceilings) and all ornamental or  architectural  features

4.      All  non-structural  walls  and partitioning and where such walls and or partitioning  abut  any other part of the Building which is suitable for letting  by  the  Landlord for  independent occupation one half (severed vertically) of each of  such  walls  or  partitioning

5.      The boards and screeds of floors and any floor coverings in the Premises now or in the future  provided  by  or  at  the  cost  of  the  Landlord

6.      The glass and  inside  surfaces  of the windows window frames  doors and door frames  in  the  walls  enclosing  or  within  the  Premises

7.      All  Conduits where not part of Plant within and exclusively serving the

        Premises

8.      All  Plant  within  and  exclusively  serving  the  Premises

                                   SCHEDULE 2
                                   ----------

                                (Rights granted)

Conduits
--------

1.      (So  far  as  the  Landlord  can  grant  them  and  subject to temporary interruption for repair  alteration or replacement) the passage of water soil gas electricity  and  other  services  to  and from the Premises in and through the Conduits  which  now  serve  the  Premises and are in or over other parts of the Building

Common  Parts
-------------

2.      (Subject  to any regulations from time to time made by the Landlord) the right of access  to  and egress from the Premises on foot throughout the

        Common Parts

Communal  Garden
----------------

3.      To  use  the Communal Garden for walking and for escape from the rear of the  Building

Support
-------

4.      Support  shelter and protection for the Premises from other parts of the

        Building

Toilets
-------

5.     The  right  to  use  the  toilet  facilities  in  the  Building

                                   SCHEDULE 3
                                   ----------

                          (Exceptions and reservations)

Conduits
--------

1.      The passage of water soil gas electricity and other services to and from all  neighbouring  property whether belonging to the  Landlord or not in and through  the  Conduits  which are  now  or hereafter in  or over the

        Premises

Easements
---------

2.      All  other  easements  or  other  rights  in the  nature of easements or

        quasi-easements   now  enjoyed  by  any  neighbouring  property  of  the

        Landlord over the  Premises

Support
-------

3.      Support shelter and protection from the Premises for adjoining buildings or  structures  now  or  hereafter erected  against or over the Premises

Emergency  access
-----------------

4.      In case of emergency to pass through the Premises in accordance with the requirements  of  any  competent  authority

Entry
-----

5.      To  enter  the  Premises  for  the  purposes  mentioned  in  this  Lease

To  build
---------

6.      To  build  or rebuild or alter any buildings on any neighbouring land in any  manner  whatsoever  notwithstanding that  as a  result  there is  a

        diminution in the   present  or future  access  of light  or  air to the

        Premises which it is hereby  agreed  is  and  shall  be enjoyed with the consent of the Landlord or other the owner or occupier of such land  and not  as  of  right

                                   SCHEDULE 4
                                   ----------

                              (The Service Charge)

                                     PART I
                                     ------

                                  (Definitions)

In  this  Schedule the following expressions have the meanings set against them:

"Account Day"    the  31st day  of December  in each year of the Term  (or  such other day as the Landlord  from  time to  time  determines)

"Accounting      the  periods:
    Period"

                 (1)  from and including the  start of the Term (or  if  earlier the date when the  Tenant  first  had  or  was entitled to have access to the Premises) to and including  the first Account Day

                 (2)  from  and including the day after  each Account Day in the

                 Term (except the last one) until and including the next Account

                 Day

                 (3)  from  but excluding the  last Account Day in  the  Term to the end of the Term

"the Service     the sums from time to time  calculated in  accordance  with and

Charge"          payable by the Tenant as set  out in  Part  II of this Schedule


"the Service     the aggregate of the total cost incurred by the Landlord in  or

 Charge          incidental to   providing  the   Services  and of   the   total

Expenditure"     expenses  incurred  by  the  Landlord  of  the  kind set out in

                 Part IV of this  Schedule  as  calculated  in  Part  II of this

                 Schedule

                                     PART II
                                     -------

                            (Calculation and payment)

Proportion
----------

1.      The Service Charge shall in relation to any Accounting Period during the

        Term  be  37%   of the  Service  Charge  Expenditure  incurred  in  such

        Accounting Period

Annual  Estimate
----------------

2.      Save in respect of the first Accounting Period the Landlord shall before or  as  soon as practicable after each Account Day prepare a certificate estimating  the  Service  Charge  Expenditure  for the Accounting Period

        starting  on the  day  after  that  Account  Day  and  stating  the  sum which  shall be the provisional  Service  Charge payable  by  the Tenant for that Accounting Period

Payment  on  account
--------------------

3.      The  Tenant shall  pay the provisional Service Charge sum ascertained in accordance  with  paragraph 2 above  by  equal quarterly payments on the usual quarter  days  in  that  Accounting  Period

Payment  in  first  year
------------------------

4.      The Tenant shall pay on the date of this Lease (or if later within seven days  of  demand)  and  on  each of the  following  Quarter  Days in the first Accounting  Period  such sum as  the  Landlord  specifies  and the aggregate of such sums  shall  be  the  provisional Service  Charge  for that  Accounting Period

Payment  if  no  estimate
-------------------------

5.      If the Tenant has not been given notice  of the Landlord's  estimate  of

        the provisional  Service   Charge  for an Accounting Period  the  Tenant

        shall on  the relevant  Quarter  Days  pay  an amount equal  to the last quarterly payment of Service  Charge  in the preceding Accounting Period and any requisite  adjustment shall  be  made  to  the  first  quarterly payment due after such notice is given

Additional  payments  on  account
---------------------------------

6.      If  during  an  Accounting  Period  the Landlord  incurs  Service Charge

        Expenditure which was  not  anticipated in  the  estimate provided under paragraph 2 above  for that  Accounting  Period or the payment due under paragraph 4 above for the  first Accounting Period then the Landlord may

        require  the  Tenant to  repay the  percentage   of  it referred  to  in

        paragraph 1 above  within  fourteen days  of  written  demand  and  such

        Service  Charge Expenditure so demanded  shall not be  included  in  the

        Statement  or  payments  for  that  Accounting  Period  referred  to  in paragraphs  7  and  8  below

Final  statement
----------------

7.      As  soon as  practicable after each Accounting Period the Landlord shall furnish  the  Tenant  with  a statement  (which  save for the correction of any manifest  error  in  it  shall  be  conclusive and binding on the

        Tenant) of the Service  Charge  Expenditure incurred  in and the Service

        Charge payable by the Tenant  for  that  Accounting  Period

Balancing  payment
------------------

8.      If  the Service Charge for any Accounting Period exceeds the provisional

        Service  Charge  payable  under  paragraph  3  or paragraph  4  for that

        Accounting Period the  excess  shall be due to the Landlord on demand or if it is less the overpayment  shall  be credited to the  Tenant against the next quarterly  payment of  the  Service  Charge  (or  if  necessary subsequent  payments)

No  dispute
-----------

9.      Without  prejudice  to  the  preceding provisions  of  this Part of this

        Schedule the  Tenant  shall not  question any item   of  Service  Charge

        Expenditure  on  the ground that it need   not have  been  incurred in a

        Particular   Accounting  Period  or   could  have   been  provided  more

        economically or on grounds relating to the length  of the residue of the

        Term for the time being if provided at proper cost

Inspection  of  vouchers
------------------------

10.     The  Tenant  may   once in each  Accounting  Period at its  own  expense

        inspect the  vouchers  supporting the statement referred to in paragraph

        7 above at such reasonable  time  and  place  as the Landlord  specifies

Position  after  end  of  Term
------------------------------

11.     The  provisions of this Schedule shall continue to apply notwithstanding the  end  of  the  Term but only in respect of the period before its end

        and  any  overpayment  made by   the  Tenant  in relation  to  the  last

        Accounting  Period and any sums remaining in any sinking fund or reserve

        fund shall be repaid to  the  Tenant  within  twenty-one   days  of  the

        Landlord sending a certificate of the Service Charge and  Service Charge

        Expenditure  for  the  final  Accounting  Period

Variations  to  Service  Charge
-------------------------------

12.     If at any time during the Term the total property enjoying or capable or enjoying the benefit of  any  of  the Services is increased or decreased on a permanent  basis or the  benefit of any of the Services is extended on  a  like  basis  to  any  neighbouring  property  the  Service Charge shall be varied with effect  from  the  Account Day following such event in such a manner as the Landlord determines  is  fair  and reasonable in

        the light of the event in question except  that  nothing  contained   in

        this Lease shall imply  an obligation  on the Landlord  to  provide  the

        Services  to  any  neighbouring  property

Treatment  of  payments  due  on  Quarter  Days
-----------------------------------------------

13.     If any Accounting Period ends on the last day of March June September or

        December  and  if the Landlord so requires the payment on account of the

        Service Charge  due on the preceding Quarter Day shall be deemed instead paid on account of  the  Service  Charge  for  the following  Accounting

        Period  and  shall be calculated  by  the  Landlord by reference to  its

        Estimate  of  the   Service   Charge   Expenditure  for  such  following

        Accounting  Period

Alternative  method
-------------------

14.     The  Landlord  may  elect  that  for  so  long  as  it  elects the above

        provisions   shall  not  apply  in  relation  to  any  particular  costs mentioned in paragraph  10  of  Part IV of Schedule 4 and in relation to the costs  subject  to the  election the  Tenant  shall pay  them to the

        Landlord within 14 days of written demand

                                    PART III
                                    --------

                                   (Services)

Repair
------

1.      Maintaining repairing renewing (for the purpose of repairing) rebuilding

        (for  the purposes of repair only)  decorating  cleansing  and  treating appropriately  the Common Parts and the foundations roofs external walls and other  structural  and  external parts of the Building including the repair and external  decoration of  the frames  of the  exterior windows

        (but not the glass in them)

Exterior
--------

2.      Landscaping  and  lighting  the  external  Common  Parts

Internal  heat  light  and  water
---------------------------------

3. Heating lighting and furnishing the internal Common Parts and providing an adequate supply of hot water and cold water thereto

Plant
-----

4.      Maintaining  repairing renewing  and replacing all Plant in the Building other  than that for which the Tenant or any other tenant is responsible

        and insuring  it  (save  insofar  as   insured  by  the  Tenant  or  any

        other tenant)

Conduits
--------

5.      Maintaining  repairing  renewing and replacing all services Conduits and

        appliances   that  serve  the Building other than those belonging to the relevant supply authorities or  for which the Tenant or any other tenant is responsible

Common  structures
------------------

6.      Maintaining  repairing renewing cleansing and lighting all ways services

        or   structures  used  in  common  with  any  adjoining  or neighbouring premises

Security
--------

7.      Providing  such  security measures  as  the  Landlord  from time to time reasonably  deems  to  be  expedient  or  necessary

Refuse
------

8.     Providing  facilities  for  the  disposal  of  refuse  from  the Building

                                     PART IV
                                     -------

                                   (Expenses)

Fees
----

1.      The  fees  and  disbursements  of:

        1.1   any  managing agents accountants  engineers  surveyors  solicitors

              architects  or  other   advisers   employed or   retained  by  the

              Landlord for (or in connection with) any of the provisions of this

              Schedule and the provision of the Services  (which  expression  in this Part of this Schedule includes any other services and matters referred  to  in  such  Part)

        1.2   any  person  providing caretaking  or  security  arrangements  and services for  the  Building

        1.3   the  Landlord on a fair and reasonable basis if the management and supervision  of  the  Building  is  carried  out  by the  Landlord

Staff
-----

2.      The  cost  of  employing  such  staff  as  the Landlord  in its absolute discretion from time to time deems necessary for the performance  of the

        Services  and  all  other  incidental  expenditure in  relation  to such employment including but  without  limiting  the  foregoing:

        2.1   insurance  pension  and  welfare  contribution

        2.2   transport  facilities  and  benefits  in  kind

        2.3   the  provision  of  uniforms  and  working  clothing

        2.4   the  provision of vehicles  tools  appliances cleaning  and  other materials fixtures and other equipment for the proper  performance of  their duties

        2.5   the  provision  (including  related  Outgoings)  of   office   and

              other accommodation  in  the  Building

Outgoings
---------

3.      All Outgoings which relate to the Common  Parts  or  the Building  as  a

        whole on   its own or  with other   property but not any  parts  of  the

        Building which are or are  intended  to  be  let save for any such parts occupied as office and other accommodation  connected  to the  provision of  the  Services

Electricity  gas  etc
---------------------

4.      The  cost of  the supply of electricity gas oil or other fuels telephone and  public or statutory utilities in respect of the provision of any of the  Services and in respect of the Common Parts and the cost of running

        all   Plant other  than that for which the Tenant or any other tenant is responsible and the cost  of water supplied to the Building for which no tenant is responsible and the  cost  of  supplying  toilet requisites to the lavatory accommodation in the Building

Statutory  requirements
-----------------------

5.      The  cost  of  taking  all  steps  from  time  to time reasonably deemed

        desirable   or    expedient by the  Landlord  and for the benefit of all

        occupiers of the  Building for complying   with or in connection with or

        making representations against  or otherwise contesting the incidence of the provisions of any statutes concerning  town  planning public  health highways streets drainage safety fire precautions  fire  regulations  or

        other matters relating to or alleged to   relate to  the   Building  for

        which  any tenant is not directly and exclusively liable

Nuisance
--------

6.      The cost of   the Landlord    of   abating a nuisance in  respect of the

        Building insofar  as  not  the  liability  of  any  individual  tenant

Leasing
-------

7.      The  costs  of  leasing any item for the purpose of providing any of the

        Services

Interest
--------

8.      Any interest  and  fees  in respect of money borrowed by the Landlord to finance  the  obligations  of  the Landlord  to provide the Services and if the Landlord provides  monies  out  of  his  own  resources  interest on the monies provided  at a rate  equal  to  2%  per  annum  below  the

        Prescribed  Rate

Financial  reserves
-------------------

9.      Such  provision  (if  any)  as the Landlord from time to time determines necessary  for  a  sinking  fund and reserve fund with a view to meeting future costs

Common  items  and  Garden  Charge
----------------------------------

10.      A fair  proportion  (to  be  determined by the Landlord) of the cost of

         maintaining   keeping  in   good  order   repairing  renewing  lighting

         cleansing and resurfacing  as  appropriate:

         10.1   all  party walls boundary structures Conduits  and  other things

               (whether or  not  of a similar nature) the use of which is common to the Building and any other  property  and

         10.2   the  Communal  Garden  and  the  iron  railings or  other fences

               gates enclosing  it   (including  the  plinths  to which they are

               fixed) and the walks lawns and  shrubberies thereof and any other embellishments now or hereafter belonging thereto

Other  services
---------------

11.     (Without  limiting  or  being limited by reference to the foregoing) the cost  of  any  other service insurance or matter which the Landlord from time to time  thinks  expedient  or  necessary  for the  benefit  of the tenants of the Building

                                   SCHEDULE 5
                                   ----------

                             (Alienation conditions)

                                     PART I
                                     ------

                        (Requirements for an assignment)

Application
-----------

1.      This Part applies for the purposes of Section 19(1A) of the Landlord and

        Tenant  Act  1927

Authorised  guarantee  agreement
--------------------------------

2.      Before  any  assignment  of  the  Premises the  assignor  shall  give an authorised  guarantee  agreement  in  accordance with  the  Landlord and

        Tenant (Covenants)  Act  1995 to the Landlord of the  performance by the assignee of the Tenant's  obligations  in  this  Lease  in  such form as the Landlord reasonably requires but in any event  containing provisions preventing the guarantee from being  vitiated  by:

        2.1   any  neglect  or  forbearance  of  the  Landlord

        2.2   any  time  or  indulgence  given  by  the  Landlord

        2.3 any variation of this Lease or the variation of or entry into any other contract by the Landlord and the Tenant and

        2.4   the  release  of  any  security  or  guarantee held in relation to such obligations

Guarantor  of  assignor  to  join  in  guarantee
------------------------------------------------

3.      If  the  Landlord  reasonably  so requires the Tenant shall procure that

        before   any  assignment  of  the  Premises  any  person who  is then  a guarantor of the Tenant's  obligations  in  this  Lease  (other  than  a

        person  who  shall have previously   been  the Tenant and its guarantor)

        gives a guarantee of the  guarantee given in relation to that assignment pursuant to paragraph 2 in such form as the Landlord reasonably requires but in any event containing provisions equivalent to  those specified in paragraph  2

Disregard  of  guarantees
-------------------------

4.      In  deciding  whether  to approve a proposed assignment the Landlord may disregard:

        4.1    its rights  under  paragraphs 2 and 3 above and Section 16 of the

               Landlord and  Tenant  (Covenants)  Act  1995  and

        4.2    the fact that the assignor and/or  its  guarantor  would or might give a guarantee of the assignee's obligations  to  the  Landlord

No  intra-group  assignments
----------------------------

5.      The Premises  shall  not  be assigned to a person who at the date of the

        assignment   is a  member of  the  same group  as the  assignor  or  any

        guarantor   of the   assignor's  obligations  in  this  Lease within the

        meaning of Section 42 of the 1954  Act  unless following such assignment in the Landlord's reasonable opinion (and  on  the  assumption  that the

        Landlord wished to sell its interest in the Premises the day after  such

        assignment) the value of the Landlord's   reversionary interest  in  the

        Premises  would not be reduced as a result of such assignment

No  arrears
-----------

6.      The Tenant shall not assign the Premises unless it has paid all    Rents

        and other  sums  which  have  fallen  due  under  this  Lease before the date of the assignment

                                     PART II
                                     -------

                             (General requirements)

Prior  approval  to  permitted  dealings
----------------------------------------

1.      (Subject  to  the other provisions of this Schedule and Clause 3.21) the

        Tenant shall not without the approval of the Landlord (such approval not to be unreasonably  withheld  or delayed)  assign charge or underlet the whole of the Premises

Group  sharing
--------------

2.      (Notwithstanding  the  foregoing  or  any  covenant entered  into  by an

        undertenant  pursuant  to  this  Lease)  the Tenant or any   undertenant

        may share occupation  of  the  whole  or  any  part of the Premises with

        a person who is a member  of  the  same    group as the   Tenant or  the

        undertenant as the case may be (within  the  meaning  of  Section  42 of

        the 1954 Act) for so long as both the   Tenant or  undertenant   and the

        other person remain members of that group subject to:

        2.1   no landlord and tenant  relationship   or other   interest in  the

              Premises at law  or  in  equity  being  thereby  created  and

        2.2   the Tenant notifying the   Landlord immediately of the identity of

              the other  person

Underlettings  of  part
-----------------------

3.      (Notwithstanding  references in this Part and Clause 3.22 to underleases of part of the Premises) there shall be no underletting of any  part (as distinct from  the  whole)  of the  Premises other than a Permitted Part

        together with     and excepting   and   reserving  such  rights  as  are

        reasonably  necessary  in  the circumstances  and the Premises shall not be occupied in more than two units of occupation  (of which (for so long as there is such an underletting) one unit of occupation  shall  at  all times  be  in  the  name  of  the  Tenant)

No  premiums  for  underleases
------------------------------

4.      No underlease shall be granted at a fine  or premium nor  other  than at the then full open market rent  for  the premises  underlet such rent to be  payable  and to  be  subject  to review on the same  days and in the same manner as under this Lease

Undertenants'  direct  covenants
--------------------------------

5.      Before  the  grant  or  assignment  of any underlease the undertenant or assignee  shall  covenant  with  the  Landlord:

        5.1   to  comply  with  the  Tenant's  obligations  in  this Lease (save

              as to payment  of rent) until the underlease     is assigned by an

              assignment which is not an excluded  assignment (in the case of an underletting of part of the Premises insofar  only  as they relate to  the  premises  thereby  demised)  and

        5.2   not  to  assign  charge  underlet hold on trust    for  another or

              otherwise part  with  or  share  possession or occupation of    or

              suffer any other person to occupy  the    whole or any part of the

              premises underlet save with   the approval of the  Landlord  (such

              approval not to be unreasonably withheld or delayed) by way of  an assignment  of  the whole thereof complying with the provisions of this Schedule  mutatis  mutandis  to  a  person  who  has  entered into the covenants required  by  this  paragraph  5

Terms  of  underleases
----------------------

6.      Any underlease of the Premises shall be granted on the same     terms as

        this Lease  (including  the reservation of rents    equivalent    to the

        Insurance Rent and Service  Charge)  modified  to the same effect as the alienation covenants to be given  to  the Landlord pursuant to paragraph

        5

Exclusion  of  security  of  tenure
-----------------------------------

7.      Before completion of any underlease of the Premises   and the occupation

        by any  proposed  undertenant  of  the premises  to be demised thereby a

        valid court order  shall  be made   authorising   the   exclusion of the

        provisions of Sections 24 to 28 (inclusive)  of the 1954 Act in relation to the tenancy to be created by such  underlease  and a  declaration  to

        that effect shall be included in it and a   certified  copy of the order

        and the application for it shall be supplied to the Landlord

Definition  of  "Permitted  Part"
---------------------------------

8.      In this Schedule "Permitted Part" means the entirety of one floor of the

        Premises  (other than common parts and structural parts of the Premises)

    (THE  COMMON  SEAL  of  GROSVENOR
     -----------------      ---------

  (WEST  END  PROPERTIES  was  hereunto
   ---------------------

     (affixed  in  the  presence  of:




      Director




      Director


Terms  of  underleases
----------------------

6.      Any underlease of the Premises shall be granted on the same terms    as

        this Lease  (including  the reservation of rents      equivalent to the

        Insurance Rent and Service  Charge)  modified to the same effect as the alienation covenants to be given to the Landlord pursuant to  paragraph

        5

Exclusion  of  security  of  tenure
-----------------------------------

7.      Before completion of any underlease of the Premises  and the  occupation by any  proposed  undertenant  of  the premises to be demised  thereby a

        valid court order  shall   be made authorising      the exclusion of the

        provisions of Sections 24 to  28  (inclusive)  of      the   1954 Act in

        relation to the     tenancy     to be created by such  underlease  and a

        declaration to that effect shall be included in it and a certified  copy

        of  the   order  and the application     for it shall be supplied to the

        Landlord

Definition  of  "Permitted  Part"
---------------------------------

8.      In this Schedule "Permitted Part" means the entirety of one floor of the

        Premises  (other  than  common  parts  and    structural  parts  of  the

        Premises)

EXECUTED  as  a  Deed  by  CANARGO     )
--------                   -------

ENERGY  CORPORATION  by  the     )
-------------------

signature  of  a  director  and  its  secretary     )

or  two  directors     )


/s/Russ Hammond
Russ Hammond
Director

/s/Nils Trulsvik
Nils Trulsvik
Director



DATED          September 8, 2000
      ------------------------------------



-----------------------------------------------
(1)      CANARGO  ENERGY  CORPORATION



(2)      GROSVENOR  WEST  END  PROPERTIES






-----------------------------------------------
-----------------------------------------------
             RENT DEPOSIT DEED

relating to Lease of first and second floors 148/150

Buckingham Palace Road  London  SW1

-----------------------------------------------


         DATED        September 8, 2000
         --------------------------------------------




-----------------------------------------------------------
(1)              CANARGO  ENERGY  CORPORATION



(2)              GROSVENOR  WEST  END  PROPERTIES





-----------------------------------------------------------
-----------------------------------------------------------
Counterpart/
                     RENT DEPOSIT DEED

relating to Lease of first and second floors 148/150

Buckingham Palace Road London  SW1
-----------------------------------------------------------

                        INDEX
                        -----

INTERPRETATION...........................................1

PAYMENT INTO ACCOUNT.....................................3

OPERATION OF THE ACCOUNT.................................3

   Withdrawal only by Landlord...........................3

   Interest..............................................3

   Withdrawal for non-payment............................4

   Insolvency............................................4

   Forfeiture and disclaimer.............................5

   Notification of withdrawal............................5

   No prejudice to other rights..........................5

   Tenant to make up withdrawals.........................6

   Rent reviews..........................................6

   Value Added Tax.......................................6

RELEASE..................................................7

   Date for release......................................7

   Definition of Tenant in Clause 4.1.3..................7

   No release during subsisting breach...................8

NON-VITIATION............................................8

ASSIGNMENT OF REVERSION..................................9

ASSIGNMENT BY TENANT.....................................9

CHARGE...................................................9

VARIATION OF LEASE......................................10

GOVERNING LAW AND JURISDICTION..........................10



THIS DEED is made the 8th day  of September 2000
----------


BETWEEN:
-------

(1)     CANARGO  ENERGY  CORPORATION whose registered office is at 32
        ----------------------------
        Loockerman Square  Suite L-100 Dover Delaware 19904 Dover Kent(address for  service in  the UK  c/o McGrigor Donald 63 Queen Victoria Street

        London EC4N 4ST ("the Tenant") and

(2)     GROSVENOR  WEST END  PROPERTIES  ( Company Registration Number 956235)
        -----------------------------
        whose registered office is at 70 Grosvenor Street London W1X 9DB ("the

        Landlord")

WHEREAS:
-------

(1) The  premises briefly  described as  first  and  second  floors 148/150

        Buckingham Palace Road London SW1 ("the Premises") were  demised for a term often  years from 24 June 2000 by an underlease  ("the Lease") of even date  herewith made  between (1)  the Landlord and  (2) the Tenant

(2)     This Deed is supplemental to the Lease

(3) For  the  purposes  of  Section  3(6)(a)  of  the  Landlord  and Tenant

(Covenants) Act  1995  the  burden  an   (without  prejudice to Clauses

 6 and 7) benefit of the  Landlord's  and the  Tenant's obligations  in this Deed are personal to each of them

(4) It was a condition precedent to the grant of the Lease that on completion thereof the Tenant would enter into this Deed

NOW IT IS AGREED as follows:
----------------

INTERPRETATION
--------------

1.      In this Deed the headings and index shall be ignored in its construction and  unless  the  context  otherwise  requires:

1.1     References to numbered  Clauses  are to  the Clauses hereof so numbered

1.2     Whenever  the  Landlord  or the  Tenant  is  more than  one person their respective obligations are  joint and  several

1.3     The  expression  "the Lease" includes any document entered into pursuant thereto or  which  is expressed to be  supplemental thereto

1.4     References  to  the  term  created  by the  Lease include  any period of holding-over extension continuance or renewal thereof whether by statute or common  law

1.5     References to Value Added Tax include any similar tax levied in addition to or substitution for it

1.6     The following expressions have the meanings set against them:

      "the Initial     83,395.00 (Eighty three thousand three hundred and ninety

      Deposit"         -five pounds)

      "the  Bank"      National  Westminster Bank plc or  such other bank as the

                       Landlord from time to time nominates

      "the Account"    a  separately identified  deposit  account at the Bank or

                       (pending payment of the initial Deposit into that account

                       and  other  than  for the  purposes  of  Clause  2.4)  an

                       interest  bearing  client   account  of  the   Landlord's

                       Solicitors

      "the Security    the  Initial Deposit  together with any  other sums  paid

      Deposit"         into the Account  by  the  Tenant  pursuant to this  Deed

                       and any interest  credited to the Account which  has  not

                       been released to the Tenant

      "the  Tenant's   the obligations of the Tenant in this Deed together  with

      Obligations      the obligations of the Tenant to  pay the rents  reserved

                       by and to comply with theother  lessee's   obligations in

                       the Lease  until it is lawfully assigned (other  than  by

                       operation  of law) and thereafter the obligations  of the

                       Tenant in any guarantee of the obligations of the  person

                       to whom the Tenant has assigned the Lease


PAYMENT  INTO  ACCOUNT
----------------------

2.1 The  Landlord  acknowledges payment of the Initial Deposit by the Tenant on or before the date hereof

2.2 The Landlord shall  act and the Tenant hereby authorises the Landlord to act in connection with the Security Deposit in accordance with this Deed

2.3 The Landlord and the Tenant shall give all necessary instructions to the

Bank to give effect to the terms of  this  Deed

2.4 The  Landlord  shall  forthwith  (if it  has not done so already) pay the

Initial  Deposit into  the Account  or (if the Account is not yet opened)

Shall  procure  that  the  Initial  Deposit  is forthwith  placed  by its

Solicitors in an interest  bearing  client  account  (subject  until paid into the Account to the other  terms of this  Deed) and open the  Account as  soon as  practicable  and  immediately  thereafter  procure  that the

Security Deposit is transferred to the Account

OPERATION  OF  THE  ACCOUNT
---------------------------

Withdrawal  only  by  Landlord
------------------------------

3.1     Only  the  Landlord  may  withdraw  monies  from  the  Account

Interest
--------

3.2 All  interest  earned  by  the  Account during such times as there is no subsisting breach of the Tenant's Obligations shall belong to the Tenant and  shall be  mandated direct  to the Tenant at quarterly or such other intervals as the  Bank from time to time determines after payment of any bank charges payable in respect of  the  Account  and after deduction of any  tax  as  required  by law  PROVIDED  THAT  if  there  shall be  any
                                --------------
subsisting breach  of the Tenant's  Obligations the  interest  shall  be retained  in  the  Account until released pursuant to this Clause 3.2 or to Clause 4 and accumulated and  form part  of the Security Deposit  and

PROVIDED FURTHER that the Landlord shall notify the Tenant in  the event
----------------
that it shall withhold monies pursuant  to the provisions of this clause


Withdrawal  for  non-payment
----------------------------

3.3     The  Landlord may withdraw from the Account for its own use the whole of the Security Deposit or so much thereof as shall be  required to satisfy any such rent or other payment or sum if and whenever:

        3.3.1   any rent  or other  payment due  to the Landlord under the Lease is not  paid  to the Landlord  within seven days of the due date for payment or

        3.3.2   the Landlord incurs any other  sums as  a result of a failure by the Tenant to comply with the Tenant's Obligations which are not reimbursed by the Tenant to  the  Landlord  within seven days of being  incurred

Insolvency
----------

3.4     The  Landlord  may  withdraw  from  the  Account and appropriate to such purposes the  whole or such part of the Security Deposit as the Landlord requires to  make  good  to  the Landlord any loss or liability suffered by the Landlord arising  out  of  any breach of the Tenant's Obligations which has then already arisen  or  which  may  thereafter  arise  if the

        Tenant:

        3.4.1   (being an individual) becomes bankrupt  or is the subject of  an interim order  under  the  Insolvency  Act  1986  or

        3.4.2   (being   a body   corporate)   enters into   liquidation whether

                voluntary or compulsory (other than voluntary iquidation for the

                purposes of solvent reconstruction or amalgamation)   or  is the

                subject of a  petition  for an administrative order or

                has a receiver or a receiver  and manager or  an  administrative receiver appointed  in  respect of the  whole or any part of its undertaking or assets


Forfeiture  and  disclaimer
---------------------------

3.5     If  the  Lease  is forfeited or is disclaimed by a trustee in bankruptcy liquidator  the Treasury  Solicitor or any  other competent person or if the Tenant (being a body  corporate) is otherwise dissolved  wound up or ceases to  exist then the  Landlord  may  withdraw  from the Account and appropriate  the  whole or  such part  of the Security  Deposit  as  the

Landlord requires and apply the same in discharge of:

3.5.1 any  loss damage  or  liability  to  the  Landlord  arising as a result  thereof or out of  what would have  been a breach of the

Tenant's Obligations if the Lease had not determined and

3.5.2 (to the extent not included in the above) an amount equal to the rents reserved under the Lease which would have been payable  if the Lease had not determined  until the Landlord  has  relet the whole  of the  Premises and  all  rent free  periods  applicable thereto have expired


Notification  of  withdrawal
----------------------------

3.6     If the  Landlord  withdraws  the whole or  part of  the Security Deposit

        From  the  Account  pursuant  to Clauses 3.3  3.4  or 3.5 it   shall  in

        Each  case notify  the  Tenant  in  writing  of   the  amount  withdrawn

        as  far  as reasonably practicable

No  prejudice  to  other  rights
--------------------------------

3.7     Any  withdrawal from  the  Account  shall be  without prejudice   to any

        Other  rights   and   remedies  of  the  Landlord  under  the   Lease or

        Otherwise   and  any   appropriation  under   Clause  3.4  shall not  be

        Deemed  to  be payment  of rent under  the terms  of the  Lease so as to

        Prejudice the Landlord's right of re-entry in the  Lease

Tenant  to  make  up  withdrawals
---------------------------------

3.8     Within  fourteen  days of  receipt of   any  written  notification under

        Clause 3.6  the Tenant  shall pay  into the Account  such sums  as shall

        when  added to  the monies   remaining  to  the  credit of  the  Account

        (exclusive of any  interest earned  thereon)  equal the aggregate of the

        Initial  Deposit and all sums  previously paid into  the  Account  under

        Clauses  3.9 and 3.10


Rent  reviews
-------------

3.9     If  and whenever a review of rent takes place pursuant to the Lease the

Tenant  shall within  seven days of  the date  of ascertainment  of the amount of the increased  rent  pay into the Account a sum equivalent to one half of the annual increase in the rent resulting from such  review


Value  Added  Tax
-----------------

3.10.1 If  at the  time any  sum  is  due under Clause  3.9  the  rents (which expression in  Clause  3.10  excludes insurance  contributions  service charges  and  reimbursement  of  other sums  incurred  by the  Landlord reserved as rent under the Lease)  reserved by the Lease are subject to the addition of Value Added Tax (or an  amount equal to Value Added Tax in respect thereof) the Tenant  shall at that time  also  pay into  the

Account an amount  equal to the rate of such  Value Added Tax  then  in force on  the sum  due under  Clause 3.9

3.10.2 If  rents  reserved  by  the  Lease  are  at  any  time subject  to the addition  of  Value Added Tax  (or an amount  equal to Value  Added Tax thereon) and the rate of Value Added Tax on or in respect of such rents at any time thereafter  increases then the Tenant shall within fourteen days after each such increase  pay an amount equal to such  increase in the rate of Value Added Tax on the  aggregate  of  the sums (other than interest) which are then in the Account and the sums which  ought  then to have been or are due within fourteen days thereafter to be paid into the  Account


RELEASE
-------

Date  for  release
------------------

4.1     THE  Landlord  shall  release the  Security Deposit  or   any  remaining

        Balance thereof  together with all  interest  accrued thereon  (less tax and bank charges) to the Tenant within one month after the  happening of whichever of the following events  first  occurs:

        4.1.1    the determination of the Lease (other than by   reason of or in

connection  with  the  events  mentioned  in  3.5)

4.1.2 Receipt  by  the  Landlord  of  written  notice  of  a   lawful

assignment of the Lease  (other than by operation of law)  by a

person to whom the Lease shall have  previously   been lawfully

assigned  (other  than  by  operation  of law)

4.1.3 the  Tenant  giving  to  the Landlord  copies  of its   audited

accounts (and to the  extent to which  the Tenant has  or ought

to  have  prepared  such  accounts  for  such  period   audited

consolidated  accounts  for itself and  its subsidiaries)   for

each  of the three  consecutive years immediately  before  that date showing annual  profits (before tax and extraordinary  and exceptional  profits  or  income  and  excluding  profits  from operations  discontinued  before that date) of an amount  equal to three times one year's Basic Rent (as defined in the  Lease)

at the  rate  payable in  respect  of such date   (ignoring any

suspension thereof under Clause  5.4  thereof)

     TOGETHER WITH there being in the Landlord's reasonable opinion no ground to
    --------------
     suspect  that   the Tenant  will not be able  to  comply  with the Tenant's

     Obligations thereafter PROVIDED THAT there shall be no release under Clause
                            -------------
     4.1.3 for so long  as  any  increase in  the said Basic Rent is due but not finally ascertained

Definition  of  Tenant  in  Clause  4.1.3
-----------------------------------------

4.2     References  in  Clause  4.1.3 to "the Tenant" are references only to the person  in  whom  the  Lease  is  vested  for  the  time  being

No  release  during  subsisting  breach
---------------------------------------

4.3     (Notwithstanding Clause 4.1) if on occurrence of any event mentioned  in

Clause  4.1  there  is  a  subsisting  breach of  any of   the  Tenant's

Obligations which is  capable  of  remedy  the Landlord  shall forthwith notify the Tenant of such breach then the Landlord shall  not be obliged

to  release  the Security  Deposit  until   seven  days  after  all such

breaches  have  been  remedied to  its  reasonable satisfaction

NON-VITIATION
-------------

5. The  Landlord  may at  any time without  discharging  in  any  way  or affecting any  part  of  its  security  hereunder:

5.1      grant  to  the  Tenant  any  time  or  indulgence

5.2 release to the Tenant such sums as it may from time to time at its sole discretion  determine

5.3 neglect or forbear to enforce the payment of the rents reserved by  the Lease  or  compliance  with  the  Tenant's  Obligations

5.4 refuse to accept any payment in order not to waive any right to re-enter the  Premises

5.5 release  any  security  or  guarantee  held  by the Landlord in relation to the  Tenant's  Obligations

5.6 vary the Lease (including  by accepting  a surrender of part of the Premises) or enter into or vary any other contract with the

Tenant

5.7 do or omit to  do any other act  or thing (other than a release by Deed) by  which  the  Tenant's  liability would otherwise be released in whole or part

ASSIGNMENT  OF  REVERSION
-------------------------

6.1      THE Landlord shall not assign the benefit of this Deed in whole or part except to a person to whom the reversion immediately expectant  on  the determination of the term  created by the Lease is also transferred and shall thereon  either:

6.1.1 assign  the same to  such person  and procure that such person enters  into  covenants with  the  Tenant to  comply  with the

Landlord's obligations in this Deed  or

6.1.2 discharge the security  hereby created and repay  the Security

Deposit

6.2      Each  of  the  Tenant  and its successors in title hereby releases each person now or hereafter included in or comprising the Landlord from any breach  of  the  Landlord's  obligations  herein  occurring  after that person's immediate assignee has given the covenant required  by  Clause

6.1

6.3      The  covenants  to  be  given  by  the  Landlord's  successors in title pursuant to Clause 6.1  shall contain  a  release  in  the  same  terms as Clause 6.2


ASSIGNMENT  BY  TENANT
----------------------

7.1     The  Tenant  shall  not assign the benefit of this Deed in whole or part

        except  to  a  person  to whom the term  created by   the Lease is  also

        transferred

7.2 The  Tenant  shall  forthwith give written notice to the Landlord of any such  assignment  and until the Landlord has been given such notice  the

Landlord shall not be  liable to the assignee if it repays  the Security

Deposit to or pays interest  to the assignor

CHARGE
------

8.1      The  Tenant with full title guarantee charges its equitable interest in the Security Deposit to the Landlord  as  security  for  the observance and performance  of  the  Tenant's  Obligations

8.2      Any  monies withdrawn from the Account or otherwise appropriated by the

Landlord in accordance with  this Deed  shall be thereby freed from the

Said charge and  become the  absolute  property of the Landlord

8.3      The Security  Deposit  shall  at  all times be and remain in equity the property  of  the  Tenant  but  subject  to  the  said  charge

8.4      The  security  hereby created  shall  be  a  continuing security to the

Landlord  and shall be  in addition  to and shall  not operate so as in anyway  to prejudice  or affect  the obligations  of the  Tenant or any other rights of the Landlord

VARIATION  OF  LEASE
--------------------

9.       The  right  of re-entry in the Lease shall be exercisable if there is a breach by the  Tenant of any of the terms of this  Deed while the Lease is vested in  the  Tenant

GOVERNING  LAW  AND  JURISDICTION
---------------------------------

10.1    This  Deed shall  be  governed by and construed in  accordance  with the laws  of  England  and  Wales


10.2     The  parties  hereto  (which  expression  in this Clause includes their respective  successors in title  and in  the case of an  individual his personal representatives) hereby confer jurisdiction on  the High Court of Justice of England  and  Wales (hereinafter called "the High Court")

to settle all disputes which may arise in relation to this  (other than any  which under the terms hereof are to be submitted for determination to  arbitration  or  to  an  independent  expert  or other  person  but including where  possible  any appeal  from  the  determination  of any dispute  so  submitted)

10.3     The  Tenant  hereby  agrees that service of notices and other documents

(including originating  process) relating  to this Deed  may be validly effected at 63  Queen  Victoria  Street  London  EC4N 4ST or such other address  in  England and Wales  as  it  from  time  to time notifies in writing to the other party hereto

IN WITNESS whereof this Deed has been duly  executed by  the  parties hereto and
----------
is delivered  as a  Deed the day  and  year  first  above  written


THE  COMMON  SEAL  of  CANARGO      )
-----------------      -------
ENERGY  CORPORATION  was  hereunto  )
-------------------
affixed  in  the  presence  of:     )


/s/Russ Hammond
Russ Hammond
Director


/s/Nils Trulsvik
Nils Trulsvik
Director